EXHIBIT 10.7

                                  OFFICE LEASE


         THIS LEASE, made this 24th day of January, 2001, by and between Golden, Hill Partnership (herein called "Landlord") and BSI2000 (herein called "Tenant").

         1. LEASED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term, at the dental, and upon. all of the conditions set forth herein, that certain real property situated in the County of Jefferson, State of Colorado, commonly known as Suite B-410 at the Golden Hill Office Centre at, 12600 W. Colfax Avenue Lakewood, Colorado 80215 containing 2,821 rentable square feet. Said leased property with all improvements and appurtenances is herein called "the Demised Premises".

         2. TERM. The term of this Lease shall be for a period of three (3) years, commencing on the 1st of February, 2001 or the date Landlord delivers possession of the Demised Premises, and ending at 12:00 midnight on the 31rst day of January, 2004, three years thereafter. Landlord will use its best efforts to complete Preparation of the Demised Premises pursuant to the date the Term commences.

         3. BASE RENT. In consideration of said demise, the Tenant agrees to pay the Landlord as base rent for said Demised Premises for the full term aforesaid the total sum of $152,334.00 payable as follows: $4,231.50 per month beginning February 1, 2001 and each first thereafter. A deposit of $4,231.50 is required upon execution of this lease.

         4. ADDITIONAL RENT.

         a. Operating Expenses. Tenant shall pay Landlord additional annual rental equal to the amount by which the operating expenses for the Building exceed year 2000 base year expenses per rentable square foot, multiplied by Tenant's Proportionate Share of 1.14% which is the ratio of the rentable area of the premises to the total rentable area in the Building.

         Operating expenses shall be defined as:

         (1) Taxes, assessments, and governmental charge whether Federal, State, County or Municipal, which are levied on or charged against the real estate where the Premises are located and any other taxes and assessments attributable to said real estate or its operation excluding, however, federal and State income taxes;

         (2) Reasonable insurance premiums attributable to the real estate of which the leases Premises form a part;

         (3) All charges, for electricity, telephone, fuel, light or power, and other such charges of a utility nature supplied to the property in which Premises are located; and

         (4) All other operating costs which shall be deemed to include, but not be limited to, any and all additional expenses which have not been specifically enumerated hereinabove which



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are incurred by Landlord .in connection with the maintenance, management, operation and repair (as defined in paragraph 4A hereof) of the real estate of which the Leased Premises are a part. `

         b. Such rental above shall be paid at monthly intervals, on the first day of each month, upon receipt of a statement of estimated charges from Landlord, which statement shall be furnished by Landlord at least annually.

         5. SECURITY DEPOSIT.

         a. Tenant has deposited with Landlord the sum of $4,231.50 to secure the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease; including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum. in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or-to compensate Landlord for any other loss or damage which Landlord may suffer bar reason of Tenant's default. If any portion of said deposit `is so used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Said deposit shall not be considered as liquidated damages. If claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such, claims. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.

         b. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within sixty (60) days after the later of expiration of the Lease term and Tenants vacation of the premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting therefore.

         c. As of the close of each calendar year, Landlord shall compute the actual. Operating Expenses and Taxes of the Building for the previous twelve-month period (if the Building has been operating for less than twelve months, the cost of operating the Building for a year shall be determined by dividing the actual Operating Expenses and Taxes by the number of days of actual operating and multiplying by 365). Landlord shall deliver to Tenant notice of such cost and the amount due (taking into account the base year expenses per square foot annual allowance, if any, from Tenant no later than April 15 of the year immediately subsequent to the year to which such costs relate. Tenant shall reimburse Landlord within thirty-days after notice of any deficiency between estimated Operating Expenses and Taxes paid and actual Operating Expenses and Taxes incurred. In the event of over-payment by Tenant, the Landlord shall apply the excess to the next successive installments of Rent due hereunder unless there are no further rent payments due from Tenant, in which case Landlord shall pay such excess to Tenant within thirty days of notice. Nothing in the previous sentence shall require Landlord to apply or reimburse any part of the Base Rent.


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


         6. LATE CHARGES AND INTEREST. If the Tenant shall fail to pay any sum provided herein within five (5) days of due date as stipulated herein, the Tenant agrees to pay an additional sum of 10% for each monthly rental payment so in default to defray the additional bookkeeping and collection costs, in addition to the payment of any other costs incurred by the Landlord as provided herein. All sums due to Landlord pursuant to this Lease shall accrue interest at the rate of 12% per annum.

         7. SERVICES. The Landlord agrees, during the period of this Lease:

         a. to heat the Demised Premises whenever necessary during ,reasonable business hours of customary heating season. To provide janitor and elevator service, water and plumbing as determined by Landlord. To provide electricity for all lighting and for miscellaneous office equipment and normal office purposes required by Tenant, together with electric bulbs for lamps for lighting the Demised Premises, which bulbs Landlord shall replace as necessary;

         b. In case Tenant requires electric energy for signs, or any equipment not part of a normal office operation, such electricity shall be furnished by Landlord, and the rental payable hereunder shall be increased by an amount equivalent to the sum paid by the Landlord for such additional electricity. Unless a flat rate can be mutually agreed upon between the parties hereto, the additional rental shall be determined by measuring, through metering equipment furnished and installed by the Tenant, the additional electricity so required by Tenant and computing the cost thereof at the average rate charged Landlord for electricity supplied to the building. In the event Tenant requires heating and air conditioning during off hours, weekends and holidays. Landlord shall on notice provide such services at a rate to be agreed upon in writing with the Tenant prior to furnishing same.

         c. To cause public halls to be lighted during the time and the manner customary in the building. Landlord shall not be liable for failure to supply such heating, janitor, elevator, lighting or other services, or any of them, when such failure is not due to gross negligence on its part, it being understood hat Landlord reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, or whenever, by reason of strikes, lockouts, riots, acts of God, governmental regulations, or any other happening, Landlord is unable to furnish such services.

         d. If any payment of rent as herein provided shall remain unpaid for more than five days after the same shall become due, Landlord may, without notice to Tenant, discontinue furnishing lighting, heating and janitor services, until all arrears of rent shall have first been paid and discharged, and that Landlord shall not be liable for damages, and that such action shall in no way operate to release Tenant froze the obligations hereunder.

         8. BUILDING ACCESS. Landlord reserves the right to close and keep locked all entrance and exit doors of the building on weekends, legal holidays and on other days between the hours of 6:00 p.m. 8:00 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said building and the property of its tenants.

         9. PARKING. Tenant shall have the non-exclusive right to use in common with Tenants within the building, their guests, invites and customers, 8, including two covered,



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passenger automobile parking space located in the parking lot adjacent to the building in which the Demised Premises are located. The Landlord takes no responsibility in policing, the parking lot but reserves the right to promulgate such rules and regulations as it may deem necessary from time to time.

         10. CHARACTER OF OCCUPANCY. Tenant shall use and occupy the Demised Premises in a careful, safe and proper manner, and only for the purpose of general office use. Tenant will not use or permit the Demised Premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or any of the ordinances of any city or county wherein the Demised Premises are located. Tenant will not use or keep any substance or material in or about the Demised Premises which nay violate or affect the validity of the ,insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building. Tenant will not permit any nuisance to be committed in the Demised Premises. Tenant will pay on demand for any damage to the Demised Premises caused by the misuse of same by Tenant or his agents or employees.

         11. BUILDING FINISH ITEMS.

         a. Landlord will provide the following building standard finish to
Tenant:

                  (1) Directory. One building standard directory strip will be provided by Landlord, along with hallway Suite sign.

                  (2) Window Coverings. Building standard blinds or drapes on exterior windows.

                  (3) Air Conditioning. Landlord will provide building standard hewing, ventilating and air conditioning system as well as a duct distribution system. However, Tenant will be responsible for all construction costs associated with changes to mechanical and electrical systems due to Tenant requirements which exceed or differ from building standards, or from office as is now existing.

                  (4) General. All of the items and finishes listed herein will conform to standard building specifications, as to color, quality, and quantity. In the event Tenant desires material of its choosing, different from .the office as it now exists, or desires light fixtures, electrical outlets or telephone outlets or any other items, not already in the `"office, the cost of the same shall be borne by the Tenant. The cost of modifications of building standards for any item shall include the cost of architectural and engineering and the increased cost of construction.

                  (5) Fixtures. All improvements made to the Demised Premises shall become a part of the property owned by the Landlord and be surrendered upon the termination of, or the expiration of, the term of this Lease, in. good condition, ordinary wear and tear excepted.

                  (6) Limitations. The Landlord shall not be called upon for any future expenditures on, the Demised Premises during the term of' said Lease except as is specifically provided in this Lease.


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


         b. Landlord shall advise Tenant, upon the execution of this Lease, of the estimated cost of any items required by Tenant beyond the limitations set forth above and the Tenant agrees to pay the Landlord 50% of the estimated costs upon the execution of this Lease. Landlord hereby acknowledges receipt of Tenant's share of such estimated costs in the sum of $-0-. Landlord may, within sixty (60) days after Tenant's occupancy of the Demised Premises, render a final itemized statement to the Tenant and a bill for the balance of amounts due. Tenant agrees to pay in full, the balance of any such additional costs to the Landlord within thirty (30) days of receipt of Landlord's bill and statement.

         c. The Landlord does not provide interior decorating services, and all o(pound) such design work shall, be performed by others for the Tenant at the Tenant's sole cost and expense. A11 such design work will be submitted to the Landlord bar Tenant, and, subject to Landlord's approval thereof, be paid by Tenant in accordance with part b. of this paragraph.

         12. AVAILABILITY OF PREMISES AND ACCEPTANCE. If for any reason the Demised Premises shall not be ready or available for occupancy on the date specified herein, this Lease shall nevertheless continue in full force and effect and the Tenant shall have no right to rescind, cancel or terminate the same. The Landlord shall not be liable for damages, if any, sustained by the Tenant on account of failure to obtain possession at the date specified for commencement of the term herein. In such event the rent for the Demised Premises shall not commence until the Tenant is notified that Demised Premises are available and ready for occupancy, and the date specified in the notification shall be used for the beginning of the term of this Lease. The Tenant acknowledges that he has examined the Demised Premises and appurtenances, and the taking of possession of the Demised Premises by the Tenant shall be conclusive evidence, as against the Tenant that the Demised Premises and appurtenance were in good and satisfactory condition when possession of the same were taken.

         13. MAINTENANCE. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Demised Premises unless otherwise agreed by landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service will be provided by Landlord five (5) nights per week except for legal holidays and shall include ordinary dusting and cleaning and shall not include cleaning of carpets or rugs, except normal vacuuming, nor moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 6:00 p.m. The janitor may at all times keep a passkey and shall be allowed admittance to the leased premises.

         14. ALTERATIONS.

         a. The Landlord, its agents and servants, shall have the right at any time to enter the Demised Premises to examine and inspect the same, or to make such repairs, additions or alterations as it may deem necessary or proper for the safety, improvement or preservation



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

thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

         b. Tenant shall male no alterations in, or additions to the Demised Premises without first obtaining the written consent of Landlord. All additions or improvements made by the Tenant (except only unattached office furniture, fixtures and equipment) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon, and be surrendered with, said Demised Premises at the end of the term, by lapse of time, or otherwise. Prior to Tenant undertaking any alterations or additions to the Demised Premises, Tenant shall post the appropriate notices, as required by Landlord, so as to exclude and/or protect Landlord and/or the Building from the filing of any mechanic's liens.

         15. SUBLETTING. Tenant shall not sublet the Demised Premises, or any part thereof, nor assign this Lease, or any interest therein, without the prior written consent of the Landlord. Tenant shall not sublease to existing tenants in the same building, unless the Demised Premises of that tenant is directly adjacent to the Demised Premises.

         16. BREACH.

         a. Re-entry. If default be made by the Tenant in the " payment of rent, or any part thereof, or if the Tenant shall fail to observe or perform any of the conditions or agreements of this Lease, and such default shall continue for a period of five days, then and in that event, and as often as the same may, happen, it shall be lawful for the Landlord, at its election, with or without legal proceedings, using such force as may be necessary and without notice, to re-enter and take possession of the Demised Premises, including all improvements, fixtures and equipment located at, in, or about the Demised Premises and take, operate, or relet same, in whole or in part, for the account of Lessee at such rental, on such conditions, and to such tenant(s) as Landlord in good faith may deem proper. Landlord shall receive all proceeds and/or rentals accruing from such operation or reletting and shall apply such proceeds and/or rentals, first, to the payment of all costs and expenses incurred by Landlord in obtaining possession and in the operation or reletting of the Demised Premises, fixtures, or equipment, including, but not limited to, reasonable attorney's fees, commissions, and collection fees, and any alterations or repairs reasonably necessary to enable Landlord to operate or relet the Demised Premises, fixtures, or equipment; and second, to the payment of all such amounts due or becoming due from Tenant under the provisions of this Lease.

         b. Insolvency. If Tenant shall be declared insolvent or bankrupt, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any Court of law, or a Trustee in Bankruptcy or a Receiver be appointed for the property of Tenant ("involuntary breach"), whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at its option, immediately, with, or without notice (notice being expressly waived), terminate this Lease and immediately retake possession. of said premises, using such force as may be necessary, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder. In such event the Lessor shall be deemed to have a provable claim in bankruptcy or receivership in an amount equal to: (1) the then-accrued and unpaid rent,



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

plus (2) an amount equal to the sum of the last nine (9) monthly installments of the rental provided for herein, which sum is fixed, not as a penalty, but as liquidated damages by the parties hereto because the actual damages incurred by Landlord as a result of the involuntary breach would be difficult to ascertain.

         c. Repossession or Reletting Not a Termination. Landlord's Right To Terminate Not Forfeited. No re-entry, repossession, operation, or reletting of the Demised Premises or the fixtures and equipment therein shall be construed as an election by Landlord to terminate this Lease Agreement unless a" written notice of such intention is given by Landlord to Tenant. Notwithstanding any operation or reletting without terminating this Lease Agreement, Landlord may at any time thereafter elect to terminate said Lease Agreement.

         d. Tenant's Obligation to Pay Deficiencies. In The event the proceeds or rentals received by Landlord pursuant to this paragraph are insufficient to pay all costs and expenses incurred by Landlord and all amounts due and becoming due under this Lease Agreement, Tenant shall pay to Landlord, on demand, any such deficiency as may froze time to time occur or exist.

         e. Landlord's Right to Perform Tenant's Duties at Tenant's Expense. Notwithstanding any notice provisions contained in this Lease Agreement to the contrary, if, in the judgment of Landlord, the continuance of any default by Tenant, other than default in the payment of money, for the full notice period otherwise provided herein will jeopardize the Demised Premises, the Building, or the rights of Landlord or other tenants, Landlord may, without notice, elect to perform or cure, at the expense of Tenant, those acts in respect of which Tenant is in default and Tenant shall, within ten (10) days following receipt- of written notice of same; reimburse Landlord for all costs and expenses incurred by Landlord, together with interest thereon at the rate of eighteen percent (18%) per annum until paid in full.

         f. Landlord's Right to Terminate Lease. In the event of Tenant's default as provided in this paragraph, Landlord may, at its option, without further notice, terminate this Lease Agreement, and may thereupon immediately reenter and take possession of the Demised Premises.

         g. Landlord's Right on Termination to Recover Amount Equal to Rent Reserved. If this Lease Agreement is terminated by Landlord on account of any default by Tenant, Landlord shall be entitled to recover as damages from Tenant, at the time of such termination, along with any and all other damages to which it is entitled, the excess, if any, of the amount of rent provided herein for the balance of the term hereof over the then reasonable rental value of the Demised Premises for the same period. It is agreed that the "reasonable rental value" shall be the amount of rental which Landlord can obtain as rent for the remaining balance of the term.

         h. Landlord's Remedies Cumulative. Landlord shall have the right to seek all remedies provided in this Lease Agreement and by the governing law. Each and all of the remedies provided Landlord in this Lease Agreement or by law shall be cumulative, and the exercise of one right or remedy by Landlord shall not impair its right to exercise any other right or remedy.


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


         i. Tenant's Waiver of Claims Against Landlord. Tenant hereby waives all claim or demand for damages that may be caused by Landlord's re-entering and taking possession of the Demised Premises as provided in this paragraph, including, but not limited to, damages resulting from the destruction of, or damage, to, the Demised Premises and damages resulting from loss or injury to property in or on the Demised Premises at the time of such reentry, belonging to Tenant or any other person, firm or corporation.

         17. SURRENDER OF POSSESSION. The Tenant shall deliver up and surrender to the Landlord possession of the Demised Premises at the expiration or termination of this Lease, by lapse of time oar otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and tear, or damage by the elements, (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the Demised Premises or any part thereof), or by act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.

         18. PAYMENTS AFTER TERMINATION. No payments of money by the Tenant to the Landlord, after the giving of notice of termination or demand for possession by the Landlord to the Tenant, shall reinstate, continue or extend the tern of this Lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after judgment granting the Landlord possession of said premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, and the payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

         19. HOLDING AFTER TERMINATION. If the Tenant retains possession of the Demised Premises, or any part thereof, after the termination of this Lease by lapse of time or otherwise, the Tenant shall pay to the Landlord rent at 1.5 times the rate of rental specified in this Lease for the time the Tenant thus remains in possession. If the Tenant remains in possession of the Demised Premises, or any part thereof, after the termination of the term by lapse of time or otherwise, the Landlord may terminate the tenancy immediately and without notice. The provisions of this Article do not waive the Landlord's right of re-entry or any other right under this Lease.

         20. REMOVAL OF TENANT'S PROPERTY. If the Tenant shall fail to remove all personal property from the Demised Premises upon the abandonment' or upon the termination of the Lease for any cause whatsoever, the Landlord, at its option, may remove the same in any manner that it shall choose, and store the personal property without liability to the Tenant for loss thereof. Tenant agrees to pay the Landlord on demand any and all expenses incurred in, such removal, including court costs and attorney's fees and storage charges on such property for any length of time the same shall be in the Landlord's possession. The Landlord, at its option, without notice, may sell said property, or any of the same, at private sale and without legal process, for such prices as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.


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


         21. LOSS OR DAMAGE TO TENANT'S PROPERTY. All personal property of any kind or description whatsoever in the Demised Premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of cotenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or :from bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or other causes in any other manner whatsoever, except in the case of willful neglect, on the part of the Landlord.

         22. FIRE OR OTHER CASUALTY.

         a. In the event of minor damage to the Premises by fire or other cause which renders the premises untenantable in part but Tenant is able to conduct its business therein, and Tenant continues to occupy them in part, the rent shall be apportioned and reduced from the date the damage occurs in the proportion that the unoccupied portion of the Premises bears to the entire Premises until the damage has been repaired.

         b. In the event of substantial, damage (including destruction) to the Premises by fire or any other cause which renders the Premises untenantable in whole or in such part that it is impractical for Tenant to conduct its business therein, the rent shall wholly abate and be apportioned from the date the damage occurs until the damage has been repaired.

         c. In the event of either minor or substantial damages, unless this Lease is terminated as hereafter provided in Paragraph 0 hereof, Landlord shall commence within ten (10) days after the date the damage occurs (or within ten
(10) days after receipt of such notice is given) to repair the Premises to the condition in which they were immediately prior to such damage, and Landlord shall complete, such repair with due diligence and dispatch. If the damage is not repaired within a reasonable time or in any event within sixty (60) days from the date the damage occurs in the case of minor, damage and one hundred twenty (120) days from the date the damage occurs in the case of substantial damage, Tenant shall have the right to terminate this Lease by giving Landlord written notice (served no later than thirty (30) days after such right to cancel and terminate arises) of termination. Tenant may terminate this Lease immediately in the event that the damage cannot be repaired within one hundred twenty (120) days and Tenant provides to Landlord the written opinion of a registered professional engineer so stating.

         d. In the event the Premises are damaged at any time by fire or any other cause to the extent of fifty percent (50%) or more of the replacement value thereof as of the date such damage occurs, this Lease may be terminated at the election of Landlord by giving notice in writing of such election to Tenant within twenty (20) days from the date the damage occurs. Upon such termination, any unearned rent or other payments and deposits paid in advance beyond the date of the damage shall immediately be refunded to Tenant, and the Security instrument shall be returned to Tenant.

         23. INSURANCE.

         a. Property. Tenant shall procure and maintain at all times during the term of this Lease at its own cost, primary insurance coverage for all of Tenant's leasehold improvements and personal property in or about the Demised Premises, in an amount not less than ninety percent (90%) of the replacement cost thereof, including broad form fire and extended casualty coverage, sprinkler leakage, vandalism and malicious mischief. The policy or policies shall name Landlord as an additional insured. Landlord shall be entitled to recover thereunder for any loss occasioned to Landlord by reason of Tenant's negligence. Any proceeds shall be first used for the repair or replacement of leasehold improvements damaged or destroyed during the term of this Lease. Each party for its insurers hereby waives all claims of subrogation, if any, such insurer has against the other party so long as both parties can grant such waivers under its insurance policies without payment of additional premiums.

         b. Liability. Tenant shall procure and maintain at its cost public liability insurance in amounts not less than $300,000.00 per person and $500,000.00 per occurrence for personal injury, not less than $100,000.00 for property damage coverage and worker's compensation insurance as required by law to protect Tenant's employees.

         c. Certificates. Tenant shall deliver certificates evidencing all insurance to Landlord before taking possession of the Demised Premises and not less than ten (10) days before the expiration of any certificate previously delivered.

         24. INDEMNIFICATION. Tenant shall defend, indemnify and hold Landlord, its employees and agents harmless from and against any and all claims, demands, causes of action, damages, liabilities, judgments, and reasonable attorney fees arising from: (i) any injury to or death of or damage to any person or property sustained or incurring in, on or about the Demised Premises, unless due to the gross negligence of Landlord, its agents or employees; (ii) any act, omission or negligence of Tenant's concessionaires, licensees, customers, invitees or guests; and (iii) any breach or default in the performance or observance of any obligation on Tenant's part to be performed or observed under this Lease. In the event any action or proceeding is brought against Landlord, its employees or agents by reason of any such claim, Tenant, upon notice from Landlord, shall defend such action or proceeding at Tenant's expense by counsel reasonably satisfactory to Landlord (but Landlord shall accept counsel provided by Tenant's insurance company defending such a claim).

         25. CONDEMNATION. In the event the Demised Premises, or any part thereof, shall be taken and condemned for public purposes by the proper authorities, then and in that event the rental shall be adjusted in a fair and appropriate manner depending upon the portion of the Demised Premises so taken. Otherwise, insofar as the remainder of the Demised Premises is concerned, the said Lease shall remain in full force and effect, at the option of the Landlord. It is further agreed that in the event of condemnation proceedings, the Tenant shall have no claim against the Landlord other than the adjustment of rent as hereinbefore mentioned, and any award made shall be the sole property of the Landlord.

         26. ENCUMBRANCES. This Lease is subject and subordinate to the lien of any trust deeds or mortgages which now are, or at any time may be made a lien upon the Demised

Premises, or the building in which the Demised Premises are situate. The Tenant agrees to execute and deliver upon request such further instrument or instruments subordinating this Lease to the lien of any such trust deeds or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord his attorney-in-fact irrevocably, to execute, acknowledge and deliver any such instrument or instruments for the Tenant, as the Landlord may deem necessary. Further, this Lease shall not take effect until approved by the beneficiary of any such mortgage or deed of trust.

         27. NOTICES. Any notice by the Landlord to the Tenant shall be deemed to be duly given, if in writing and hand delivered to the Tenant in person, by handing said notice to anyone at the Demised Premises, or posted on the Demised Premises, or sent by registered or certified mail, in a prepaid envelope addressed to the Tenant at the address of the Demised Premises. Any notice by the Tenant to the Landlord shall be in writing and deemed to be duly given if mailed by registered or certified mail, return receipt requested in a prepaid envelope addressed to Landlord at 12600 West Colfax Avenue, Suite B-130, Lakewood, Colorado 80215.

         28. ATTORNEYS FEES AND COSTS. The Tenant shall pay all attorney's fees and expenses of the Landlord incurred to enforce any of the obligations of the Tenant under this Lease, or in any litigation involving Tenant or in any litigation or negotiation, in which the Landlord shall, without its fault, become involved, through, or on account of, the Tenant, his guests, servants or employees.

         29. NOTICE OF TERMINATION. In consideration of the rate of rental as provided herein, at least one hundred twenty (120) days prior to the expiration of the terms hereof, the Tenant shall give written notice to the Landlord of his intention to surrender possession and vacate the Demised Premises during the final sixty (60) day period of this Lease. Nothing herein, contained, shall be deemed to require Landlord to extend the terms of this Lease with Tenant or to enter into a new Lease with Tenant unless mutually agreed-upon terms are negotiated and evidenced by a written document signed by all parties hereto.

         30. RULES AND REGULATIONS. The rules and regulations attached hereto shall be, and are hereby, made a part of this Lease. The Tenant agrees that his employees and agents, and any others permitted by the Tenant to occupy or enter said premises, will at all times abide by said rules. A default in the performance and observance thereof shall constitute a default under this Lease. Said rules and regulations may be amended from time to time by Landlord and shall be binding upon Tenant upon Tenant receiving notice of the same.

         31. WAIVER. No waiver of any breach of any one or more of the conditions or covenants of this Lease by the Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach hereunder.

         32. AMENDMENT OR MODIFICATION. The Tenant acknowledges and agrees that he has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

         33. SALE BY LANDLORD. In the event of a sale, conveyance or other transfer of Landlord's interest in the Building containing the Demised Premises, the same shall operate to release Landlord from any further liability upon all of the covenants or conditions, expressed or implied herein contained in favor of Tenant. In such event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and the Tenant agrees to attorn to the purchaser or assignee, and execute any instrument requested to confirm such attornment.

         34. RELOCATION. If the Demised Premises are less than 3,000 rentable square feet, Tenant agrees that Landlord may relocate Tenant to comparable space, agreed by both parties, in the Building containing at least the same amount of rentable space as is contained in the Demised Premises, provided that the rent is not increased above the amount payable hereunder and the costs of relocating Tenant, including the cost of altering the new space to make it comparable to the Demised Premises, is borne by Landlord.

         35. PERSONAL PROPERTY TAXES. Tenant shall pay, before delinquent, all taxes and charges levied, assessed, or imposed on Tenant's fixtures, equipment and all other personal property in and on the Demised Premises, whether or not affixed to the Real Property. Failure by Tenant to comply with this paragraph shall, be, at Landlord's option, a breach of this Lease.

         36. HEADINGS. The paragraph headings set forth herein aye designed only to facilitate examination hereof, and are not controlling as to, nor are they limitations upon, the contents of the respective paragraphs.

         37. APPLICABLE LAW. This agreement has been, executed in the state of Colorado and shall be governed by the laws thereof.

         38. NUMBER AND GENDER. Unless the context otherwise requires, words denoting the singular may be construed as denoting the plural, words denoting the plural may be construed as denoting the singular, and words of one gender may be construed as denoting another gender, as is appropriate.

         39. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties.

         40. TENANT FINISH. The above reflects the space as it is. Tenant has been in the space as a subtenant for some time.

         41. FINANCIALS. The above is subject to Landlord receiving and approving the full set of financial statements on BSI2000 and confirmation of the funds being invested in the company in the amount exceeding one million dollars.

         Notwithstanding any provision to the contrary herein set forth, unless this Lease is executed by the Tenant herein above named and returned to Propp Realty, Inc. on or before the 26th day of January, 2001, then this Lease shall be null and void and have no binding effect.

         EXECUTED this 24th day of January, 2001.

                                    LANDLORD:

                                    By:      Daryll Propp
                                             ----------------------------------
                                    Name:    Daryll Propp
                                             ----------------------------------
                                    Title:   Agent
                                             ----------------------------------


                                    TENANT:

                                     By:      /s/ [Illegible Signature]
                                             ----------------------------------
                                     Personally By:   /s/ BSI2000, Inc.
                                                    ---------------------------
                                     Date:             /s/ 26 January 2001
                                                    ---------------------------

                              RULES AND REGULATIONS

         1. The sidewalks, entries, passages, stairways shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

         2. a. Furniture, equipment or supplies shall be moved or out of the building only during such hours and in such manner as may be prescribed by the Landlord.

            b. No safe or article, the weight of which may constitute a hazard to the building or the equipment, shall be moved into the Demised Premises. The Landlord shall have the right to designate the location of such articles in the Demised Premises.

         3. The name of the Tenant shall not be placed upon any part of the building except upon the hall suite sign of the Demised Premises and then only by such persons and of such size, form and color, as shall be first specified by the Landlord.

         4. Plumbing fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees, shall be paid for by the Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

         5. No animals shall be allowed in the offices, halls or corridors in the building,

         6. Bicycles or other vehicles shall not be permitted in the offices, halls or corridors in the building, nor shall any obstruction of sidewalks or entrances of the building be permitted.

         7. No person shall disturb the occupants of this or adjoining buildings or Demised Premises by the use of any television, radio or musical instrument or by the making of loud or improper noises.

         8. The Tenant shall not allow anything to be placed on the outside window ledges of the building, nor shall anything be thrown by the Tenant, its agents or employees, out of the windows or doors, or down the courts or skylights of the building.

         9. No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the Demised Premises and to the toilet rooms will be furnished by the Landlord, and neither the Tenant, the agents or employees, shall have any duplicate key made. At the termination of this tenancy, the Tenant shall promptly return to the Landlord all keys to offices, toilet rooms or vaults.

         10. No awnings shall be placed over the windows.

         11. The Tenant, before closing and leaving the Demised Premises at any time, shall close all operable windows in order to avoid possible damage from fire, storm, freezing or the elements.

         12. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building.

         13. The Tenant shall not mark upon, paint signs upon, cut drill into, or in any way deface the walls, ceiling, partitions or floors of the Demised Premises or of the building, and any defacement, damage or injury caused by the Tenant, its agents or employees, shall be paid for by the Tenant.

         14. The Landlord shall at all times have the right, by its officers or agents, to enter the Demised Premises to inspect and examine the same and to show the same to persons wishing to Lease, purchase or mortgage.

         15. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the Demised Premises and for the preservation of good order therein.

         16. Tenant agrees to furnish at its cost and use chair pads under all chairs and stools in the carpeted areas of the building throughout the term of this Lease unless the prior written consent of Landlord is obtained.



Attachment




                                      A-2